                                                               Exhibit 99.26(r)

                       Minnesota Life Insurance Company
                               Power of Attorney
                             To Sign Registration
                                  Statements

   WHEREAS, Minnesota Life Insurance Company ("Minnesota Life") has established certain separate accounts to fund certain variable annuity and variable life insurance contracts, and

   WHEREAS, Variable Fund D ("Fund D") (2-29624 and 2-89208) is a separate account of Minnesota Life registered as a unit investment trust under the Investment Company Act of 1940 offering variable annuity contracts registered under the Securities Act of 1933, and

   WHEREAS, Variable Annuity Account ("Variable Annuity Account") (2-97564, 33-12333, 33-80788, 333-79069, 333-79049, 333-91784, 33-62147, 333-111067,
333-136242, 333-140230, 333-182763, 333-189593 and MultiOption Advantage
Variable Annuity) is a separate account of Minnesota Life registered as a unit investment trust under the Investment Company Act of 1940 offering variable annuity contracts registered under the Securities Act of 1933, and

   WHEREAS, Minnesota Life Variable Life Account ("Variable Life Account") (33-3233, 33-64395, 333-96383, 333-109853 and 333-120704) is a separate account of Minnesota Life registered as a unit investment trust under the Investment Company Act of 1940 offering variable adjustable life insurance policies registered under the Securities Act of 1933, and

   WHEREAS, Minnesota Life Variable Universal Life Account ("Variable Universal Life Account") (33-85496) is a separate account of Minnesota Life registered as a unit investment trust under the Investment Company Act of 1940 offering group and individual variable universal life insurance policies registered under the Securities Act of 1933, and

   WHEREAS, Minnesota Life Individual Variable Universal Life Account ("Individual Variable Universal Life Account") (333-144604, 333-148646, 333-183590 and 333-198279) is a separate account of Minnesota Life registered as a unit investment trust under the Investment Company Act of 1940 offering individual variable universal life insurance policies registered under the Securities Act of 1933.

   NOW THEREFORE, We, the undersigned Directors and Officers of Minnesota Life, do hereby appoint Gary R. Christensen as attorney in fact for the purpose of signing his name and on our behalf as Director of Minnesota Life and filing with the Securities and Exchange Commission Registration Statements, or any amendment thereto, for the purpose of: a) registering contracts and policies of Fund D, the Variable Annuity Account, the Variable Life Account, Variable Universal Life Account and Individual Variable Universal Life Account for sale by those entities and Minnesota Life under the Securities Act of 1933; and b) registering Fund D, the Variable Annuity Account, the Variable Life Account, Variable Universal Life Account and Individual Variable Universal Life Account as unit investment trusts under the Investment Company Act of 1940.

Signature                    Title                          Date
--------------------------   ------------------------------ --------------

/s/ Christopher M. Hilger    President and Chief Executive  June 13, 2016
---------------------------  Officer
Christopher M. Hilger

/s/ Robert L. Senkler        Chairman of the Board          June 13, 2016
---------------------------
Robert L. Senkler

                             Director                       June 13, 2016
---------------------------
Mary K. Brainerd

/S/ John W. Castro           Director                       June 13, 2016
---------------------------
John W. Castro

/S/ Gary R. Christensen      Director                       June 13, 2016
---------------------------
Gary R. Christensen

/s/ Sara H. Gavin            Director                       June 13, 2016
---------------------------
Sara H. Gavin

/s/ Eric B. Goodman          Director                       June 13, 2016
---------------------------
Eric B. Goodman

/s/ John H. Hooley           Director                       June 13, 2016
---------------------------
John H. Hooley

/s/ Trudy A. Rautio          Director                       June 13, 2016
---------------------------
Trudy A. Rautio

/s/ Bruce P. Shay            Director                       June 13, 2016
---------------------------
Bruce P. Shay

/s/ Warren J. Zaccaro        Director                       June 13, 2016
---------------------------
Warren J. Zaccaro